UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2017, the Board of Directors (the “Board”) of R.R. Donnelley & Sons Company (the “Company”), approved an increase in the size of the Board from 7 to 8 members, and elected Irene M. Esteves to fill the newly created vacancy.  Ms. Esteves will serve on the Board until the Company’s 2018 Annual Meeting of Stockholders, or until her successor has been duly elected and qualified, or until her earlier resignation or removal.

The Board determined that Ms. Esteves is independent under the rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”).   Ms. Esteves was also named to the Audit Committee and the Human Resources Committee of the Board.  There was no arrangement between Ms. Esteves and any other person pursuant to which she was selected as a director.

Ms. Esteves will receive retainer fees and restricted stock units similar to those paid to the Company’s other non-management directors in accordance with the Company’s current policies, as described in the Proxy Statement for the Company’s 2017 Annual Meeting of Stockholders filed with the SEC on April 10, 2017.

Ms. Esteves, age 58, served as Chief Financial Officer of Time Warner Cable Inc. from July 2011 to May 2013.  She previously served as Executive Vice President and Chief Financial Officer of XL Group plc from May 2010 to June 2011 and, prior to that position, was Senior Vice President and Chief Financial Officer of Regions Financial Corporation from April 2008 to February 2010.  Ms. Esteves has served on the boards of directors of Level 3 Communications, Inc., TW Telecom Inc., Timberland Co. and JohnsonDiversey, Inc. She currently serves on the boards of directors of Sprit AeroSystems Holdings, Inc. and Aramark.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: November 7, 2017	By:	/s/ Deborah L. Steiner
Deborah L. Steiner
Executive Vice President, General Counsel Corporate Secretary and Chief Compliance Officer